CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Alfa International
Corp. (the "Company") on Form 10-KSB for the period ending
December 31, 2002 as filed with the Securities and Exchange
Commission on the date hereof (the "Report"), I, Frank J.
Drohan, Chief Executive and Financial Officer of the
Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/Frank J. Drohan
--------------------
Frank J. Drohan
Chief Executive Officer and Chief Financial Officer

April 15,  2003

The originally executed copy of this Certification will be maintained at the Company's offices and will be made available for inspection upon request.